UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 27, 2017 (December 26, 2017)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408

Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is an amendment to the Current Report on Form 8-K of MGT Capital Investments, Inc. (the “Company”) dated December 22, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed to amend the results of its shareholder annual meeting held on December 19, 2017 (the “Annual Meeting”). Due to explanatory errors in the Company’s Proxy Statement filed on October 26, 2017 (the “Proxy Statement”), the Company has decided to reject the approvals of two proposals voted at the Annual Meeting. Specifically, the Company has determined that the following two proposals (the “Rejected Proposals”) were not properly voted: 1) the proposal to amend the Company’s restated certificate of incorporation to increase the amount of authorized common stock from 75,000,000 shares to 200,000,000 shares and 2) the proposal to authorize the Company’s Board of Directors to implement a reverse stock split at a ratio within the range of 1-for-2 to 1-for-7.

In the Proxy Statement, the Company mischaracterized the Rejected Proposals as “non-routine matters,” which may have caused certain shareholders not to vote on such Proposals at all, assuming their non-votes would not be tallied towards the Rejected Proposals. However, according to the Company’s vote tabulation services, both Rejected Proposals are considered “routine matters,” allowing those “non-votes” to count for the Rejected Proposals. As a result of such errors in the Proxy Statement, the Company hereby decides not to approve the Rejected Proposals.

Item 7.01 Regulation FD Disclosure

On December 27, 2017, the Company issued a press release to correct the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2017

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd, President